CONFIDENTIAL TREATMENT REQUESTED	EXHIBIT 10.3 REDACTED
AMENDMENT FOUR
TO THE
BILLING SERVICES AND LICENSE AGREEMENT
BETWEEN
VERISIGN, INC.
AND
RURAL CELLULAR CORPORATION
     THIS AMENDMENT FOUR (“Amendment Four”) by and between VeriSign, Inc. (“VeriSign”) and Rural Cellular Corporation (“RCC”) is made and entered into to be effective the date of the last signature hereto (the “Effective Date”).
     WHEREAS, VeriSign and RCC are parties to that certain Billing Services and License Agreement, dated to be effective July 21, 2005, (hereinafter referred to as “Agreement”); and
     WHEREAS, the parties hereto desire to amend the Agreement as provided herein;
     NOW, THEREFORE, in consideration of the premises and the covenants and undertakings set forth herein, VeriSign and RCC agree as follows:
1.0 speedNET Services
Effective on the Effective Date, the Services provided under the Agreement will include the speedNET services, including implementation services, as more fully set forth in the Amendment Four.
2.0 speedNET Launch
VeriSign will work with RCC to support the launch of the speedNET Product.
•	RCC will provide a Single Point of Contact (POC) for this Implementation.
•	RCC will provide at least a 30 day notice of any format changes or network upgrades. Failure to provide proper notification will result in Expedite Fees in addition to professional services pricing.
•	RCC will provide at least a 60 day notice of any new network element. This notice includes vendor documentation of exact software release of the new network element. Connectivity to the new network element is required at least 30 days prior to implementation.
•	RCC will open up LAN/WAN firewall rules to allow VeriSign connectivity/connections to the relevant voice network elements for direct Mediation.
3.0 speedNET Service Summary
•	Direct Network Mediation of all existing voice and content feeds
•	Near real-time Pre-Processing of all existing voice and content feeds to include GPRS formatting only
•	Real-Time Audit Reporting of all existing voice and content feeds to include GPRS formatting only

***	Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	EXHIBIT 10.3 REDACTED
•	Batch Analysis of all existing voice and content feeds
•	UDR Search for all existing voice and content feeds
•	Raw Record Search for all existing voice feeds
•	CIBER Search for all Incollect and Outcollect usage
•	TAP Search for all Incollect and Outcollect usage (at a date to be determined after launch)
•	Subpoena Search for all existing voice feeds
•	Mutual/Reciprocal Compensation Reporting for all existing voice feeds
•	Network Reporting for all existing voice feeds
The Network Elements supported in this speedNET launch will include the following elements. Not all product modules will be available for all elements.
•	4 GSM MSC’s (already using speedNET pre-processing) from Sys096 Billing Server
•	VIMN Content (already under development for speedNET pre-processing) from Sys096 Billing Server
•	2 Lucent MSC’s from Sys052 Billing Server
•	1 Ericsson MSC from Sys059 Billing Server
•	SGSN/GGSN via Openet for formatting only and passing on to Sys096 DRE
•	Content Feeds based upon priority from RCC

***	Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	EXHIBIT 10.3 REDACTED
4.0 speedNET Work Plan/Milestones
•	VeriSign will order and setup the necessary Hardware and Storage Infrastructure

•	VeriSign will provide a high level project plan/timeline of the implementation

•	Phased Implementation may be used to launch and provide sign off
•	VeriSign will configure the Infrastructure and define configurations for storage availability
•	VeriSign and RCC to obtain connectivity from included network elements to the speedNET platform
•	VeriSign to process a set amount of archived data to be available prior to go live for validations and training
•	VeriSign to perform Airtime Pre-Processing Parallel for customer signoff
•	VeriSign to install and configure all Reporting Modules
•	VeriSign to install and configure Airtime Pre-Processing Module after parallel signoff
•	VeriSign and RCC to coordinate Airtime Pre-Processing cutover
•	VeriSign to provide Training (during Implementation) to applicable RCC staff via online sessions

•	Obtain RCC sign off on all project phases
5.0 speedNET Pricing:
•	RCC agrees to pay *** for a minimum of *** for a minimum speedNET commitment of ***.
•	RCC shall receive a tranche of *** of network element support and *** of new enhancement support per year. Hours above *** shall be paid at ***.
•	VeriSign shall provide *** as part of speedNET implementation. *** during the term shall be paid at the rate of ***.
6.0 speedNET Term:
•	Notwithstanding anything to the contrary set forth in the Agreement, the initial term for speedNET services shall be one year commencing the first month VeriSign provides speedNET services.
•	The term shall automatically renew for additional one year periods thereafter unless either party hereto provides to the other written notice of its intent not to renew at least ninety (90) days prior to the expiration date of the original term or renewal term(s), if any.
•	The renewal, non-renewal and/or termination of the speedNET services shall have no effect on the term, renewal, termination or expiration of the Agreement.
The parties acknowledge and agree that this Amendment Four constitutes the entire understanding and agreement between VeriSign and RCC with respect to the speedNET services, and supersedes any and all prior or contemporaneous oral or written representation, understanding, agreement or communication relating thereto. Except as hereby modified, the Agreement shall remain in full force and effect in all aspects throughout the remainder of the term thereof. Capitalized terms used with definition in this Amendment Four shall be given the meanings assigned to them in the Agreement.

***	Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	EXHIBIT 10.3 REDACTED
The signatories to this Amendment Four hereby warrant and represent that they have the authority to execute this Amendment Four on behalf of the entity or entities for which they sign
This Amendment Four does not bind or obligate either party in any manner unless duly executed by an authorized representative.

RURAL CELLULAR CORPORATION		VERISIGN, INC.

By:	/s/ Ann Newhall	By:	/s/ Michael Peterson

Printed Name:	Ann Newhall	Printed Name:	Michael Peterson

Title:	EVP/COO	Title:	Director of Sales Operations

Date:	July 25, 2007	Date:	July 26, 2007

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